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                                                                     EXHIBIT 4.1

                                 [CERTIFICATE]

COMMON STOCK                   [MARKETAXESS LOGO]               COMMON STOCK

  NUMBER                                                           SHARES

   MA

                 MARKETAXESS HOLDINGS INC.                    CUSIP 57060D 10 8
    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE
                               $0.003 PER SHARE OF

                           MARKETAXESS HOLDINGS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ CHARLES HOOD                                   /s/ RICHARD M. McVEY
     SECRETARY             [SEAL]          PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                COUNTERSIGNED AND REGISTERED:
                                                WACHOVIA BANK, N.A.
                                                 (Charlotte, N.C.)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                BY
                                                            AUTHORIZED SIGNATURE

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                           MARKETAXESS HOLDINGS INC.

         The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series of the shares of capital stock of the Corporation authorized to be issued, so far as the same have been determined, and of the authority of the Board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the office of the Secretary of the Corporation or to the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common
TEN ENT  -   as tenants by the entireties
JT TEN   -   as joint tenants with right
             of survivorship and not as
             tenants in common

                    UNIF GIFT MIN ACT - ...............Custodian ...............
                                           (Cust)                   (Minor)

                                       under Uniform Gifts to Minors

                                       Act......................................
                                                         (State)

                    UNIF TRF MIN ACT - ...........Custodian (until age ........)
                                         (Cust)

                                       ..................under Uniform Transfers
                                            (Minor)

                                       to Minors Act...........................
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                                  X ____________________________________________

                                  X ____________________________________________

                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

PLEASE KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.